SECTION 906 CERTIFICATION

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


     S&P 500 Index Fund Reward Shares        Ultra Short Term Bond Fund
     S&P 500 Index Fund Member Shares        Target Retirement Income Fund
     Total Return Strategy Fund              Target Retirement 2020 Fund
     Real Return Fund                        Target Retirement 2030 Fund
     Real Return Fund Institutional Shares   Target Retirement 2040 Fund
     Extended Market Index Fund              Target Retirement 2050 Fund
     Nasdaq - 100 Index Fund                 Global Opportunities Fund


In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:    08/26/2011                  /S/ CHRISTOPHER W. CLAUS
       ________________            ___________________________________
                                   Christopher W. Claus
                                   President



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                         SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


     S&P 500 Index Fund Reward Shares          Ultra Short Term Bond Fund
     S&P 500 Index Fund Member Shares          Target Retirement Income Fund
     Total Return Strategy Fund                Target Retirement 2020 Fund
     Real Return Fund                          Target Retirement 2030 Fund
     Real Return Fund Institutional Shares     Target Retirement 2040 Fund
     Extended Market Index Fund                Target Retirement 2050 Fund
     Nasdaq - 100 Index Fund                   Global Opportunities Fund


In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:       08/26/2011               /S/ ROBERTO GALINDO, JR.
         ________________            ________________________________
                                     Roberto Galindo, Jr.
                                     Treasurer